UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2019

ENDO INTERNATIONAL PLC

(Exact Name of Registrant as Specified in Charter)

Ireland	001-36326	68-0683755
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland		Not Applicable
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

In connection with the Tender Offers and Consent Solicitations (each as defined below), Endo International plc has disclosed to holders of the notes described below certain information. This information is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

Item 8.01.	Other Events.

Debt Refinancing Transactions

On March 14, 2019, Endo International plc announced a series of debt refinancing transactions that are intended to help manage the debt maturity profile of it and certain of its subsidiaries (collectively, the “Company” or “Endo”). These refinancing transactions are expected to include: (i) an extension of the maturity of substantially all of the commitments under the Company’s revolving credit facility from April 2022 to March 2024 along with modifications to certain covenants contained therein; (ii) the incurrence of additional secured indebtedness in aggregate principal amount of at least $1.0 billion pursuant to the Notes Offering (as defined below) or otherwise; and (iii) tender offers (the “Tender Offers”) commenced by Endo Finance LLC (“Endo Finance”), a wholly-owned subsidiary of Endo International plc, to purchase for cash an amount such that the maximum aggregate consideration (excluding accrued interest) paid by Endo Finance does not exceed $1.0 billion (subject to increase by Endo Finance, the “Aggregate Purchase Price”), of the outstanding 7.25% Senior Notes due 2022 issued by Endo Finance and Endo Finco Inc. (“Endo Finco”) (the “7.25% 2022 Notes”), 5.75% Senior Notes due 2022 issued by Endo Finance (the “5.75% 2022 Notes” and, together with the 7.25% 2022 Notes, the “Consent Notes”), 5.375% Senior Notes due 2023 issued by Endo Finance and Endo Finco (the “5.375% 2023 Notes”) and 6.000% Senior Notes due 2023 issued by Endo Finance, Endo Finco and Endo Designated Activity Company (the “6.000% 2023 Notes” and collectively with the 5.375% 2023 Notes and the Consent Notes, the “Notes”). Endo Finance also commenced a related solicitation of consents (the “Consent Solicitations”) to certain proposed amendments to the indentures governing the Consent Notes. The Tender Offers and the Consent Solicitations are each being made upon the terms and subject to the conditions set forth in the Offer to Purchase and Consent Solicitation, dated March 14, 2019 (the “Offer Statement”). The Tender Offers and Consent Solicitations will each expire at 11:59 p.m., New York City time, on April 10, 2019, unless extended (such date and time, as it may be extended, the “Expiration Date”) or earlier terminated by Endo Finance. If holders of the Notes validly tender (and do not validly withdraw) their notes and validly deliver (and do not validly revoke) their corresponding consents (as applicable) at or prior to 5:00 p.m., New York City Time, on March 27, 2019, they will be eligible to receive the applicable Total Consideration (as defined in the Offer Statement), which includes the applicable Early Tender Premium (as defined in the Offer Statement). Holders who validly tender their Notes after this time but at or prior to the Expiration Date, will be eligible to receive only the applicable Tender Offer Consideration (as defined in the Offer Statement), which does not include any Early Tender Premium.

The Tender Offers and Consent Solicitations are subject to the satisfaction or waiver of certain conditions, including the Company having received gross proceeds of an aggregate principal amount of at least $1.0 billion from one or more issuances of secured indebtedness in the capital markets and/or from borrowings under the Company’s senior secured credit facilities. The Company’s ability to raise additional proceeds from one or more issuances of secured indebtedness will be dependent on then prevailing market conditions and other factors.

A copy of the press release announcing the debt refinancing transactions is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Notes Offering

Additionally, Endo announced that Par Pharmaceutical, Inc. (the “Issuer”), its wholly-owned subsidiary, intends to offer senior secured notes, subject to market and customary conditions (the “Notes Offering”). The notes will be senior secured obligations of the Issuer and will be guaranteed by Endo and certain of Endo’s subsidiaries and will be secured by first priority liens on the same collateral that secures Endo’s obligations under its existing senior secured credit facilities and existing senior secured notes.

Endo intends to use the net proceeds from the proposed offering, together with cash on hand, to fund the Tender Offers and to pay certain related premiums, fees and expenses. Endo intends to use the remaining net proceeds, if any, from this offering to reduce Endo’s outstanding indebtedness, including by means of one or more redemptions, repurchases or other repayments of any of Endo’s outstanding indebtedness.

A copy of the press release announcing the Notes Offering is attached hereto as Exhibit 99.3 and incorporated herein by reference.

Recent Developments

In connection with the Notes Offering, Endo anticipates disclosing to prospective investors certain information. This information is attached hereto as Exhibit 99.4 and incorporated by reference herein.

Neither this report nor the exhibits hereto shall constitute an offer to purchase or the solicitation of an offer to sell any securities. The Tender Offers and Consent Solicitations are being made exclusively pursuant to the Offer Statement and related letter of transmittal and consent, which set forth the terms and conditions of the Tender Offers and Consent Solicitations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Certain information with respect to the Notes.

99.2	Press Release of Endo, dated March 14, 2019, related to the debt refinancing transactions.

99.3	Press Release of Endo, dated March 14, 2019, related to the Notes Offering.

99.4	Certain information with respect to Endo.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 14, 2019

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President, Chief Legal Officer